SUPPLEMENT DATED DECEMBER 1, 1999
              TO THE PROSPECTUS DATED MAY 1, 1999
                              Of
                      CARILLON FUND, INC.

  Effective December 1, 1999, James R. McGlynn, CFA, became primarily responsible for the day-to-day management of the Equity Portfolio and Micro-Cap Portfolio. Mr. McGlynn, prior to joining the Adviser and Union Central on December 1, 1999, was employed by Tom Johnson Investment Management in Oklahoma, where he served since May, 1991, as Vice President and Co-Portfolio Manager for the UAM TJ Core Equity Fund.